CAMDEN℠

Living Excellence

4Q16 Earnings Release & Supplemental Information

The Camden • Hollywood, CA
Year Built 2016 • 287 Apartment Homes
88% Leased • February 4, 2017

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2016 OPERATING RESULTS, 2017 FINANCIAL OUTLOOK AND FIRST QUARTER 2017 DIVIDEND

Houston, TEXAS (February 7, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three and twelve months ended December 31, 2016. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and twelve months ended December 31, 2016 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31		December 31
Per Diluted Share	2016	2015	2016	2015
EPS	$0.45	$0.67	$9.05	$2.76
FFO	$1.15	$1.20	$4.64	$4.54
AFFO	$0.98	$1.01	$3.99	$3.83

	Quarterly Growth	Sequential Growth	Year to Date Growth
Same Property Results	4Q16 vs. 4Q15	4Q16 vs. 3Q16	2016 vs. 2015
Revenues	3.1%	(0.7)%	3.9%
Expenses	(0.8)%	(7.1)%	2.2%
Net Operating Income ("NOI")	5.1%	2.9%	4.8%

Same Property Results	4Q16	4Q15	3Q16
Occupancy	94.8%	95.5%	95.8%

“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman and CEO. “2016 was a successful year for Camden as we further improved our balance sheet and the quality of our portfolio through strategic capital recycling. We expect demand for apartments to remain steady in 2017, but revenue growth to moderate due to increased levels of new supply in many of our markets.”

For 2016, the Company defines same property communities as communities owned and stabilized as of January 1, 2015, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed during the quarter at Camden Chandler in Chandler, AZ, leasing began at Camden Lincoln Station in Denver, CO, and construction was completed at The Camden in Hollywood, CA. The Company also commenced construction at Camden North End I in Phoenix, AZ.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 2/4/2017
The Camden	Hollywood, CA	287	$133.7	88%
Camden Victory Park	Dallas, TX	423	84.6	80%
TOTAL		710	$218.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 2/4/2017
Camden Gallery	Charlotte, NC	323	$58.0	85%
Camden Lincoln Station	Denver, CO	267	56.0	33%
Camden NoMa II	Washington, DC	405	115.0
Camden Shady Grove	Rockville, MD	457	116.0
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
TOTAL		2,573	$630.0

Earnings Guidance
Camden provided initial earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2017 as detailed below.

Per Diluted Share	1Q17	2017
EPS	$0.36 - $0.40	$1.59 - $1.79
FFO	$1.06 - $1.10	$4.46 - $4.66

Same Property Growth	2017 Range	2017 Midpoint
Revenues	2.3% - 3.3%	2.8%
Expenses	4.0% - 5.0%	4.5%
NOI	0.8% - 2.8%	1.8%

Camden’s guidance for 2017 same property expense growth is primarily due to higher projected costs for real estate taxes and property insurance. Expenses for those categories in 2016 reflected the impact of property tax refunds and insurance reimbursements recognized during 2016 that are not expected to recur in 2017.

For 2017, the Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration
Camden’s Board of Trust Managers declared a first quarter 2017 dividend of $0.75 per common share. The dividend is payable on April 17, 2017 to holders of record as of March 31, 2017. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company’s past performance and future prospects, as described in this press release.

Conference Call
Wednesday, February 8, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 0452454
Webcast: http://services.choruscall.com/links/cpt170208.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 152 properties containing 52,793 apartment homes across the United States. Upon completion of 7 properties under development, the Company’s portfolio will increase to 55,366 apartment homes in 159 properties. Camden was recently named by FORTUNE® Magazine for the ninth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #9.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Total property revenues (a)	$217,139	$214,985	$876,447	$835,618

Adjusted EBITDA	126,396	131,189	509,702	504,072

Net income attributable to common shareholders	40,893	60,593	819,823	249,315
Per share - basic	0.45	0.67	9.08	2.77
Per share - diluted	0.45	0.67	9.05	2.76

Income from continuing operations attributable to common shareholders	40,893	55,675	436,981	229,565
Per share - basic	0.45	0.61	4.81	2.55
Per share - diluted	0.45	0.61	4.79	2.54

Funds from operations	105,544	109,582	425,464	414,497
Per share - diluted	1.15	1.20	4.64	4.54

Adjusted funds from operations	90,069	92,153	366,380	350,328
Per share - diluted	0.98	1.01	3.99	3.83

Dividends per share (b)	0.75	0.70	3.00	2.80
Dividend payout ratio (FFO) (b)	65.2%	58.3%	64.7%	61.7%
Special Dividend Per Share	—	—	4.25	—

Interest expensed	23,209	23,740	93,145	97,312
Interest capitalized	4,375	4,350	18,184	19,271
Total interest incurred	27,584	28,090	111,329	116,583

Principal amortization	619	715	2,405	2,371

Net Debt to Annualized Adjusted EBITDA (c)	4.3x	5.2x	4.5x	5.3x
Interest expense coverage ratio	5.4x	5.5x	5.5x	5.2x
Total interest coverage ratio	4.6x	4.7x	4.6x	4.3x
Fixed charge expense coverage ratio	5.3x	5.4x	5.3x	5.1x
Total fixed charge coverage ratio	4.5x	4.6x	4.5x	4.2x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.6x	3.4x	3.6x	3.4x

Same property NOI increase (d)	5.1%	5.7%	4.8%	5.2%
(# of apartment homes included)	40,221	47,618	40,221	47,618

Gross turnover of apartment homes (annualized)	50%	52%	58%	61%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	41%	43%	48%	51%

			As of December 31,
			2016	2015
Total assets			$6,028,152	$6,037,612
Total debt			$2,480,588	$2,724,687
Common and common equivalent shares, outstanding end of period (e)			91,963	91,534
Share price, end of period			$84.07	$76.76
Book equity value, end of period (f)			$3,172,590	$2,972,260
Market equity value, end of period (g)			$7,731,329	$7,026,150

(a) Excludes discontinued operations.

(b) Excludes special dividend of $4.25 per share.

(c) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2015, excluding properties held for sale.

(e) Includes at December 31, 2016: 90,077 common shares (including 314 common share equivalents related to share awards & options), plus 1,886 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
OPERATING DATA
Property revenues
Rental revenues	$186,461	$185,633	$750,597	$721,816
Other property revenues	30,678	29,352	125,850	113,802
Total property revenues	217,139	214,985	876,447	835,618

Property expenses
Property operating and maintenance	49,976	50,705	206,780	202,105
Real estate taxes	23,700	24,353	104,575	98,895
Total property expenses	73,676	75,058	311,355	301,000

Non-property income
Fee and asset management	1,641	1,916	6,864	6,999
Interest and other income	836	289	2,202	597
Income/(loss) on deferred compensation plans	730	1,607	5,511	(264)
Total non-property income	3,207	3,812	14,577	7,332

Other expenses
Property management	5,978	5,632	25,125	23,055
Fee and asset management	987	1,318	3,848	4,742
General and administrative	12,579	13,113	47,415	46,233
Interest	23,209	23,740	93,145	97,312
Depreciation and amortization	62,767	61,684	250,146	240,944
Expense/(benefit) on deferred compensation plans	730	1,607	5,511	(264)
Total other expenses	106,250	107,094	425,190	412,022

Gain on sale of operating properties, including land	—	19,096	295,397	104,288
Equity in income of joint ventures	2,073	1,681	7,125	6,168
Income from continuing operations before income taxes	42,493	57,422	457,001	240,384
Income tax expense	(413)	(538)	(1,617)	(1,872)
Income from continuing operations	42,080	56,884	455,384	238,512
Income from discontinued operations	—	4,918	7,605	19,750
Gain on sale of discontinued operations, net of tax	—	—	375,237	—
Net income	42,080	61,802	838,226	258,262
Less income allocated to non-controlling interests from continuing operations	(1,187)	(1,209)	(18,403)	(8,947)
Net income attributable to common shareholders	$40,893	$60,593	$819,823	$249,315

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$42,080	$61,802	$838,226	$258,262
Other comprehensive income
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	(80)	357	(80)	357
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	33	37	130	149
Comprehensive income	42,033	62,196	838,276	258,768
Less income allocated to non-controlling interests from continuing operations	(1,187)	(1,209)	(18,403)	(8,947)
Comprehensive income attributable to common shareholders	$40,846	$60,987	$819,873	$249,821

PER SHARE DATA

Total earnings per common share - basic	$0.45	$0.67	$9.08	$2.77
Total earnings per common share - diluted	0.45	0.67	9.05	2.76
Earnings per share from continuing operations - basic	0.45	0.61	4.81	2.55
Earnings per share from continuing operations - diluted	0.45	0.61	4.79	2.54

Weighted average number of common shares outstanding:
Basic	89,745	89,175	89,580	89,120
Diluted	90,844	90,418	89,903	89,490

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$40,893	$60,593	$819,823	$249,315
Real estate depreciation and amortization	61,214	60,084	243,908	234,966
Real estate depreciation from discontinued operations	—	4,202	4,327	16,138
Adjustments for unconsolidated joint ventures	2,250	2,364	9,194	9,146
Income allocated to non-controlling interests	1,187	1,209	18,403	8,947
Gain on sale of operating properties, net of tax	—	(18,870)	(294,954)	(104,015)
Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Funds from operations	$105,544	$109,582	$425,464	$414,497

Less: recurring capitalized expenditures (a)	(15,475)	(17,429)	(59,084)	(64,169)

Adjusted funds from operations - diluted	$90,069	$92,153	$366,380	$350,328

PER SHARE DATA
Funds from operations - diluted	$1.15	$1.20	$4.64	$4.54
Adjusted funds from operations - diluted	0.98	1.01	3.99	3.83
Distributions declared per common share	0.75	0.70	3.00	2.80
Special Distributions declared per common share	—	—	4.25	—

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,926	91,502	91,794	91,386

PROPERTY DATA
Total operating properties (end of period) (b)	152	172	152	172
Total operating apartment homes in operating properties (end of period) (b)	52,793	59,792	52,793	59,792
Total operating apartment homes (weighted average)	45,455	52,379	48,505	52,006
Total operating apartment homes - excluding discontinued operations (weighted average)	45,455	47,461	46,394	47,088

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
ASSETS
Real estate assets, at cost
Land	$967,375	$962,507	$989,097	$998,519	$989,247
Buildings and improvements	5,967,023	5,910,347	5,956,361	5,978,843	5,911,432
	6,934,398	6,872,854	6,945,458	6,977,362	6,900,679
Accumulated depreciation	(1,890,656)	(1,829,563)	(1,855,678)	(1,841,107)	(1,780,694)
Net operating real estate assets	5,043,742	5,043,291	5,089,780	5,136,255	5,119,985
Properties under development, including land	442,292	425,452	446,740	489,730	486,918
Investments in joint ventures	30,254	30,046	31,142	32,568	33,698
Properties held for sale, including land
Operating properties held for sale (a)	—	—	105,254	—	—
Discontinued operations held for sale (b)	—	—	—	238,417	239,063
Total real estate assets	5,516,288	5,498,789	5,672,916	5,896,970	5,879,664
Accounts receivable – affiliates	24,028	23,998	24,008	24,011	25,100
Other assets, net (d)	142,010	143,059	139,263	107,161	116,260
Short-term investments (c)	100,000	100,000	—	—	—
Cash and cash equivalents	237,364	313,742	341,726	6,935	10,617
Restricted cash	8,462	8,691	21,561	5,378	5,971
Total assets	$6,028,152	$6,088,279	$6,199,474	$6,040,455	$6,037,612

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,583,236	$1,582,655	$1,582,077	$1,866,502	$1,824,930
Secured	897,352	897,971	898,723	899,315	899,757
Accounts payable and accrued expenses	137,813	143,193	140,864	140,991	133,353
Accrued real estate taxes	49,041	66,079	46,801	25,499	45,223
Distributions payable	69,161	82,861	69,116	69,020	64,275
Other liabilities (e)	118,959	122,270	117,023	86,423	97,814
Total liabilities	2,855,562	2,895,029	2,854,604	3,087,750	3,065,352

Commitments and contingencies
Non-qualified deferred compensation share awards	77,037	72,222	72,480	88,550	79,364

Equity
Common shares of beneficial interest	978	978	978	975	976
Additional paid-in capital	3,678,277	3,675,806	3,673,237	3,658,372	3,662,864
Distributions in excess of net income attributable to common shareholders	(289,180)	(261,324)	(104,004)	(491,275)	(458,577)
Treasury shares, at cost	(373,339)	(373,597)	(373,914)	(378,032)	(386,793)
Accumulated other comprehensive loss (f)	(1,863)	(1,816)	(1,848)	(1,881)	(1,913)
Total common equity	3,014,873	3,040,047	3,194,449	2,788,159	2,816,557
Non-controlling interests	80,680	80,981	77,941	75,996	76,339
Total equity	3,095,553	3,121,028	3,272,390	2,864,155	2,892,896
Total liabilities and equity	$6,028,152	$6,088,279	$6,199,474	$6,040,455	$6,037,612

(a) Operating properties held for sale includes one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) All prior periods presented have been changed to present the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016. (See page 19 for additional information relating to this sale).

(c) At December 31, 2016, our short-term investments consist wholly of a certificate of deposit that has a maturity date of January 4, 2017.

(d) Includes net deferred charges of:	$1,915	$2,140	$2,353	$2,600	$2,851

(e) Includes deferred revenues of:	$1,541	$1,598	$831	$1,797	$1,768

(f) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2016 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	—	1,227	6,581	281	6,862
Houston, TX	5,912	—	—	315	6,227	2,522	8,749
SE Florida	2,520	261	—	—	2,781	—	2,781
Dallas, TX	3,993	—	423	—	4,416	1,250	5,666
Los Angeles/Orange County, CA	2,068	303	287	—	2,658	—	2,658
Atlanta, GA	3,633	379	—	—	4,012	234	4,246
Tampa, FL	1,928	—	—	—	1,928	450	2,378
Orlando, FL	2,662	—	—	—	2,662	300	2,962
Charlotte, NC	2,487	—	—	323	2,810	266	3,076
Denver, CO	1,941	424	—	267	2,632	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Phoenix, AZ	2,095	834	—	441	3,370	—	3,370
Raleigh, NC	2,266	438	—	—	2,704	350	3,054
Austin, TX	1,386	614	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	1,637	270	1,907
Total Portfolio	40,221	4,579	710	2,573	48,083	7,283	55,366

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
D.C. Metro	15.2%	14.6%	14.4%	94.9%	96.1%	95.4%	94.8%	94.8%
Houston, TX	14.1%	12.3%	13.1%	92.7%	94.4%	94.1%	93.9%	94.7%
SE Florida	8.5%	8.2%	7.9%	95.9%	96.3%	96.3%	96.9%	96.8%
Dallas, TX	7.7%	7.1%	7.5%	95.6%	96.5%	96.0%	96.1%	95.9%
Los Angeles/Orange County, CA	7.4%	8.0%	7.7%	95.4%	95.5%	95.5%	95.4%	95.6%
Atlanta, GA	8.1%	8.6%	8.4%	95.1%	95.9%	95.8%	95.4%	95.6%
Tampa, FL	4.0%	3.5%	3.6%	94.6%	96.2%	95.6%	95.9%	96.3%
Orlando, FL	5.7%	5.0%	5.0%	95.6%	96.3%	96.3%	95.7%	95.4%
Charlotte, NC	6.1%	5.5%	5.5%	95.2%	96.6%	96.3%	96.0%	96.2%
Denver, CO	5.5%	5.8%	5.6%	95.1%	96.0%	95.7%	94.3%	95.0%
San Diego/Inland Empire, CA	5.0%	4.5%	4.3%	94.8%	95.6%	95.5%	95.2%	95.9%
Phoenix, AZ	4.6%	5.8%	5.5%	95.1%	94.4%	93.7%	95.2%	95.5%
Raleigh, NC	4.3%	4.4%	4.4%	94.4%	95.9%	95.1%	94.8%	94.7%
Austin, TX	2.8%	3.6%	4.0%	95.0%	96.1%	95.3%	95.7%	95.3%
Corpus Christi, TX	1.0%	3.1%	3.1%	92.1%	93.9%	93.1%	93.0%	94.4%
Total Portfolio	100.0%	100.0%	100.0%	94.7%	95.7%	95.3%	95.2%	95.4%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities, owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2016	2015	Change	2016	2015	Change
"Same Property" Communities (a)	40,221	$187,707	$182,141	$5,566	$746,101	$718,234	$27,867
Non-"Same Property" Communities (b)	4,579	22,997	19,289	3,708	84,510	60,596	23,914
Development and Lease-Up Communities (c)	3,283	5,010	1	5,009	9,399	1	9,398
Disposition/Other (d)	—	1,425	13,554	(12,129)	36,437	56,787	(20,350)
Total Property Revenues	48,083	$217,139	$214,985	$2,154	$876,447	$835,618	$40,829

Property Expenses
"Same Property" Communities (a)	40,221	$63,293	$63,805	($512)	$263,768	$257,988	$5,780
Non-"Same Property" Communities (b)	4,579	7,764	6,606	1,158	30,907	23,169	7,738
Development and Lease-Up Communities (c)	3,283	2,247	—	2,247	4,363	8	4,355
Disposition/Other (d)	—	372	4,647	(4,275)	12,317	19,835	(7,518)
Total Property Expenses	48,083	$73,676	$75,058	($1,382)	$311,355	$301,000	$10,355

Property Net Operating Income
"Same Property" Communities (a)	40,221	$124,414	$118,336	$6,078	$482,333	$460,246	$22,087
Non-"Same Property" Communities (b)	4,579	15,233	12,683	2,550	53,603	37,427	16,176
Development and Lease-Up Communities (c)	3,283	2,763	1	2,762	5,036	(7)	5,043
Disposition/Other (d)	—	1,053	8,907	(7,854)	24,120	36,952	(12,832)
Total Property Net Operating Income	48,083	$143,463	$139,927	$3,536	$565,092	$534,618	$30,474

Income from Discontinued Operations (e)		Three Months Ended December 31,			Twelve Months Ended December 31,
		2016	2015		2016	2015
Property Revenues		$—	$14,673		$19,184	$57,310
Property Expenses		—	(5,352)		(6,898)	(20,716)
Property Net Operating Income		—	9,321		12,286	36,594
Property management expense		—	(201)		(242)	(706)
Depreciation and amortization		—	(4,202)		(4,327)	(16,138)
Other taxes		—	—		(112)	—
Gain on Sale of Discontinued Operations		—	—		375,237	—
Income from Discontinued Operations		$—	$4,918		$382,842	$19,750

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2015, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2015, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q16	4Q15	Growth	4Q16	4Q15	Growth	4Q16	4Q15	Growth
D.C. Metro	5,033	$27,762	$27,146	2.3%	$8,779	$8,502	3.3%	$18,983	$18,644	1.8%
Houston, TX	5,912	26,636	27,465	(3.0)%	9,142	10,833	(15.6)%	17,494	16,632	5.2%
SE Florida	2,520	15,461	14,823	4.3%	4,904	4,688	4.6%	10,557	10,135	4.2%
Dallas, TX	3,993	16,358	15,391	6.3%	6,826	6,301	8.3%	9,532	9,090	4.9%
Los Angeles/Orange County, CA	2,068	13,071	12,537	4.3%	3,866	3,923	(1.5)%	9,205	8,614	6.9%
Atlanta, GA	3,633	15,478	14,694	5.3%	5,373	5,370	0.1%	10,105	9,324	8.4%
Tampa, FL	1,928	7,969	7,674	3.8%	2,967	2,851	4.1%	5,002	4,823	3.7%
Orlando, FL	2,662	10,868	10,259	5.9%	3,785	3,844	(1.5)%	7,083	6,415	10.4%
Charlotte, NC	2,487	10,476	10,323	1.5%	2,881	3,255	(11.5)%	7,595	7,068	7.5%
Denver, CO	1,941	9,488	8,945	6.1%	2,685	2,607	3.0%	6,803	6,338	7.3%
San Diego/Inland Empire, CA	1,665	9,592	9,140	4.9%	3,350	3,249	3.1%	6,242	5,891	6.0%
Phoenix, AZ	2,095	8,513	8,181	4.1%	2,780	2,671	4.1%	5,733	5,510	4.0%
Raleigh, NC	2,266	8,077	7,783	3.8%	2,741	2,589	5.9%	5,336	5,194	2.7%
Austin, TX	1,386	5,850	5,609	4.3%	2,380	2,320	2.6%	3,470	3,289	5.5%
Corpus Christi, TX	632	2,108	2,171	(2.9)%	834	802	4.0%	1,274	1,369	(6.9)%

Total Same Property	40,221	$187,707	$182,141	3.1%	$63,293	$63,805	(0.8)%	$124,414	$118,336	5.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q16	4Q15	Growth	4Q16	4Q15	Growth	4Q16	4Q15	Growth
D.C. Metro	15.2%	94.9%	95.0%	(0.1)%	$1,687	$1,663	1.4%	$1,936	$1,892	2.4%
Houston, TX	14.1%	92.3%	94.9%	(2.6)%	1,430	1,469	(2.7)%	1,627	1,632	(0.4)%
SE Florida	8.5%	95.9%	96.9%	(1.0)%	1,886	1,814	4.0%	2,132	2,023	5.3%
Dallas, TX	7.7%	95.8%	95.9%	(0.1)%	1,219	1,161	5.0%	1,426	1,340	6.4%
Los Angeles/Orange County, CA	7.4%	95.5%	95.6%	(0.1)%	2,002	1,906	5.0%	2,206	2,114	4.4%
Atlanta, GA	8.1%	95.4%	95.6%	(0.2)%	1,278	1,226	4.2%	1,489	1,410	5.5%
Tampa, FL	4.0%	94.6%	96.1%	(1.5)%	1,199	1,139	5.3%	1,456	1,382	5.3%
Orlando, FL	5.7%	95.6%	95.6%	0.0%	1,210	1,144	5.8%	1,423	1,343	5.9%
Charlotte, NC	6.1%	95.3%	96.2%	(0.9)%	1,263	1,236	2.2%	1,474	1,438	2.4%
Denver, CO	5.5%	95.3%	95.0%	0.3%	1,481	1,428	3.7%	1,709	1,616	5.8%
San Diego/Inland Empire, CA	5.0%	94.8%	95.9%	(1.1)%	1,792	1,698	5.5%	2,023	1,908	6.0%
Phoenix, AZ	4.6%	95.4%	95.8%	(0.4)%	1,169	1,134	3.1%	1,420	1,359	4.5%
Raleigh, NC	4.3%	94.5%	94.7%	(0.2)%	1,037	994	4.3%	1,257	1,209	4.0%
Austin, TX	2.8%	95.1%	95.6%	(0.5)%	1,228	1,181	4.0%	1,479	1,411	4.8%
Corpus Christi, TX	1.0%	91.9%	93.9%	(2.0)%	987	1,016	(2.9)%	1,209	1,219	(0.9)%

Total Same Property	100.0%	94.8%	95.5%	(0.7)%	$1,417	$1,379	2.8%	$1,640	$1,580	3.8%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	4Q16	3Q16	Growth	4Q16	3Q16	Growth	4Q16	3Q16	Growth
D.C. Metro	5,033	$27,762	$27,860	(0.4)%	$8,779	$9,084	(3.4)%	$18,983	$18,776	1.1%
Houston, TX	5,912	26,636	27,616	(3.5)%	9,142	11,752	(22.2)%	17,494	15,864	10.3%
SE Florida	2,520	15,461	15,488	(0.2)%	4,904	5,012	(2.2)%	10,557	10,476	0.8%
Dallas, TX	3,993	16,358	16,312	0.3%	6,826	7,053	(3.2)%	9,532	9,259	2.9%
Los Angeles/Orange County, CA	2,068	13,071	12,914	1.2%	3,866	3,908	(1.1)%	9,205	9,006	2.2%
Atlanta, GA	3,633	15,478	15,405	0.5%	5,373	5,579	(3.7)%	10,105	9,826	2.8%
Tampa, FL	1,928	7,969	8,054	(1.1)%	2,967	3,035	(2.2)%	5,002	5,019	(0.3)%
Orlando, FL	2,662	10,868	10,968	(0.9)%	3,785	3,969	(4.6)%	7,083	6,999	1.2%
Charlotte, NC	2,487	10,476	10,629	(1.4)%	2,881	3,173	(9.2)%	7,595	7,456	1.9%
Denver, CO	1,941	9,488	9,465	0.2%	2,685	2,737	(1.9)%	6,803	6,728	1.1%
San Diego/Inland Empire, CA	1,665	9,592	9,591	0.0%	3,350	3,388	(1.1)%	6,242	6,203	0.6%
Phoenix, AZ	2,095	8,513	8,518	(0.1)%	2,780	2,947	(5.7)%	5,733	5,571	2.9%
Raleigh, NC	2,266	8,077	8,195	(1.4)%	2,741	2,972	(7.8)%	5,336	5,223	2.2%
Austin, TX	1,386	5,850	5,892	(0.7)%	2,380	2,606	(8.7)%	3,470	3,286	5.6%
Corpus Christi, TX	632	2,108	2,197	(4.1)%	834	923	(9.6)%	1,274	1,274	0.0%

Total Same Property	40,221	$187,707	$189,104	(0.7)%	$63,293	$68,138	(7.1)%	$124,414	$120,966	2.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	4Q16	3Q16	Growth	4Q16	3Q16	Growth	4Q16	3Q16	Growth
D.C. Metro	15.2%	94.9%	96.0%	(1.1)%	$1,687	$1,682	0.3%	$1,936	$1,921	0.7%
Houston, TX	14.1%	92.3%	94.3%	(2.0)%	1,430	1,449	(1.3)%	1,627	1,652	(1.5)%
SE Florida	8.5%	95.9%	96.4%	(0.5)%	1,886	1,874	0.6%	2,132	2,125	0.3%
Dallas, TX	7.7%	95.8%	96.7%	(0.9)%	1,219	1,206	1.1%	1,426	1,409	1.2%
Los Angeles/Orange County, CA	7.4%	95.5%	95.5%	0.0%	2,002	1,979	1.2%	2,206	2,180	1.2%
Atlanta, GA	8.1%	95.4%	96.0%	(0.6)%	1,278	1,265	1.0%	1,489	1,472	1.1%
Tampa, FL	4.0%	94.6%	96.1%	(1.5)%	1,199	1,185	1.2%	1,456	1,449	0.4%
Orlando, FL	5.7%	95.6%	96.7%	(1.1)%	1,210	1,195	1.3%	1,423	1,420	0.2%
Charlotte, NC	6.1%	95.3%	96.6%	(1.3)%	1,263	1,259	0.3%	1,474	1,475	(0.1)%
Denver, CO	5.5%	95.3%	96.2%	(0.9)%	1,481	1,471	0.7%	1,709	1,689	1.1%
San Diego/Inland Empire, CA	5.0%	94.8%	95.6%	(0.8)%	1,792	1,770	1.2%	2,023	2,008	0.8%
Phoenix, AZ	4.6%	95.4%	95.1%	0.3%	1,169	1,162	0.6%	1,420	1,425	(0.4)%
Raleigh, NC	4.3%	94.5%	95.8%	(1.3)%	1,037	1,025	1.2%	1,257	1,258	(0.1)%
Austin, TX	2.8%	95.1%	96.3%	(1.2)%	1,228	1,221	0.6%	1,479	1,471	0.5%
Corpus Christi, TX	1.0%	91.9%	93.8%	(1.9)%	987	1,001	(1.4)%	1,209	1,236	(2.2)%

Total Same Property	100.0%	94.8%	95.8%	(1.0)%	$1,417	$1,411	0.4%	$1,640	$1,636	0.3%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2016	2015	Growth	2016	2015	Growth	2016	2015	Growth
D.C. Metro	5,033	$109,971	$108,931	1.0%	$35,350	$34,294	3.1%	$74,621	$74,637	0.0%
Houston, TX	5,912	109,051	110,363	(1.2)%	44,563	45,364	(1.8)%	64,488	64,999	(0.8)%
SE Florida	2,520	61,298	58,229	5.3%	19,714	19,452	1.3%	41,584	38,777	7.2%
Dallas, TX	3,993	64,357	59,783	7.7%	26,863	24,288	10.6%	37,494	35,495	5.6%
Los Angeles/Orange County, CA	2,068	51,270	49,076	4.5%	15,536	15,513	0.1%	35,734	33,563	6.5%
Atlanta, GA	3,633	60,867	57,777	5.3%	22,031	21,950	0.4%	38,836	35,827	8.4%
Tampa, FL	1,928	31,772	29,619	7.3%	11,957	11,444	4.5%	19,815	18,175	9.0%
Orlando, FL	2,662	43,079	40,077	7.5%	15,460	15,074	2.6%	27,619	25,003	10.5%
Charlotte, NC	2,487	41,886	41,005	2.1%	12,667	13,283	(4.6)%	29,219	27,722	5.4%
Denver, CO	1,941	37,098	35,092	5.7%	10,339	10,312	0.3%	26,759	24,780	8.0%
San Diego/Inland Empire, CA	1,665	37,738	35,257	7.0%	13,294	12,760	4.2%	24,444	22,497	8.7%
Phoenix, AZ	2,095	33,719	31,690	6.4%	11,388	10,739	6.0%	22,331	20,951	6.6%
Raleigh, NC	2,266	32,151	30,513	5.4%	11,212	10,471	7.1%	20,939	20,042	4.5%
Austin, TX	1,386	23,201	21,997	5.5%	9,975	9,706	2.8%	13,226	12,291	7.6%
Corpus Christi, TX	632	8,643	8,825	(2.1)%	3,419	3,338	2.4%	5,224	5,487	(4.8)%

Total Same Property	40,221	$746,101	$718,234	3.9%	$263,768	$257,988	2.2%	$482,333	$460,246	4.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2016	2015	Growth	2016	2015	Growth	2016	2015	Growth
D.C. Metro	15.5%	95.3%	95.7%	(0.4)%	$1,674	$1,663	0.7%	$1,910	$1,884	1.4%
Houston, TX	13.4%	93.7%	95.4%	(1.7)%	1,451	1,463	(0.8)%	1,639	1,630	0.5%
SE Florida	8.6%	96.4%	96.7%	(0.3)%	1,861	1,780	4.6%	2,102	1,990	5.6%
Dallas, TX	7.8%	96.2%	96.1%	0.1%	1,195	1,129	5.8%	1,396	1,298	7.6%
Los Angeles/Orange County, CA	7.4%	95.4%	95.4%	0.0%	1,964	1,870	5.0%	2,165	2,073	4.5%
Atlanta, GA	8.1%	95.7%	95.6%	0.1%	1,255	1,199	4.7%	1,459	1,386	5.2%
Tampa, FL	4.1%	95.6%	95.6%	0.0%	1,175	1,113	5.6%	1,436	1,339	7.3%
Orlando, FL	5.7%	96.2%	96.0%	0.2%	1,185	1,113	6.5%	1,402	1,307	7.3%
Charlotte, NC	6.1%	96.0%	96.6%	(0.6)%	1,250	1,223	2.2%	1,461	1,422	2.7%
Denver, CO	5.5%	95.4%	95.9%	(0.5)%	1,460	1,384	5.5%	1,670	1,571	6.2%
San Diego/Inland Empire, CA	5.1%	95.3%	96.0%	(0.7)%	1,753	1,655	5.9%	1,980	1,838	7.7%
Phoenix, AZ	4.6%	95.3%	95.6%	(0.3)%	1,158	1,115	3.9%	1,408	1,319	6.7%
Raleigh, NC	4.3%	95.2%	95.3%	(0.1)%	1,016	974	4.3%	1,242	1,177	5.5%
Austin, TX	2.7%	95.8%	95.7%	0.1%	1,210	1,162	4.1%	1,455	1,382	5.4%
Corpus Christi, TX	1.1%	92.7%	93.8%	(1.1)%	1,002	1,011	(0.9)%	1,229	1,240	(1.0)%

Total Same Property	100.0%	95.4%	95.8%	(0.4)%	$1,402	$1,358	3.2%	$1,621	$1,554	4.3%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2016
(In thousands)

(Unaudited)

					% of Actual
					4Q16 Operating
Quarterly Comparison (a)	4Q16	4Q15	$ Change	% Change	Expenses

Property taxes	$20,540	$21,560	($1,020)	(4.7)%	32.4%
Salaries and Benefits for On-site Employees	13,624	13,783	(159)	(1.2)%	21.5%
Utilities	15,228	13,470	1,758	13.1%	24.1%
Repairs and Maintenance	7,567	8,240	(673)	(8.2)%	12.0%
Property Insurance	2,172	2,848	(676)	(23.7)%	3.4%
General and Administrative	2,431	2,117	314	14.8%	3.8%
Marketing and Leasing	1,181	1,282	(101)	(7.9)%	1.9%
Other	550	505	45	8.9%	0.9%

Total Same Property	$63,293	$63,805	($512)	(0.8)%	100.0%

					% of Actual
					4Q16 Operating
Sequential Comparison (a)	4Q16	3Q16	$ Change	% Change	Expenses

Property taxes	$20,540	$23,510	($2,970)	(12.6)%	32.4%
Salaries and Benefits for On-site Employees	13,624	14,218	(594)	(4.2)%	21.5%
Utilities	15,228	15,025	203	1.4%	24.1%
Repairs and Maintenance	7,567	9,176	(1,609)	(17.5)%	12.0%
Property Insurance	2,172	2,252	(80)	(3.6)%	3.4%
General and Administrative	2,431	2,282	149	6.5%	3.8%
Marketing and Leasing	1,181	1,122	59	5.3%	1.9%
Other	550	553	(3)	(0.5)%	0.9%

Total Same Property	$63,293	$68,138	($4,845)	(7.1)%	100.0%

					% of Actual
					2016 Operating
Year to Date Comparison (a)	2016	2015	$ Change	% Change	Expenses

Property taxes	$90,951	$88,446	$2,505	2.8%	34.5%
Salaries and Benefits for On-site Employees	56,590	56,089	501	0.9%	21.5%
Utilities	57,971	52,465	5,506	10.5%	22.0%
Repairs and Maintenance	34,153	34,659	(506)	(1.5)%	12.9%
Property Insurance	8,151	11,152	(3,001)	(26.9)%	3.1%
General and Administrative	9,275	8,549	726	8.5%	3.5%
Marketing and Leasing	4,465	4,796	(331)	(6.9)%	1.7%
Other	2,212	1,832	380	20.7%	0.8%

Total Same Property	$263,768	$257,988	$5,780	2.2%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended December 31,		Twelve Months Ended December 31,
OPERATING DATA (a)	2016	2015	2016	2015
Property Revenues
Rental revenues	$8,175	$8,029	$32,601	$31,323
Other property revenues	1,185	1,152	4,908	4,521
Total property revenues	9,360	9,181	37,509	35,844

Property expenses
Property operating and maintenance	2,228	2,203	9,053	8,637
Real estate taxes	1,318	1,385	5,995	5,774
	3,546	3,588	15,048	14,411

Net Operating Income	5,814	5,593	22,461	21,433

Other expenses
Interest	1,380	1,500	5,812	5,895
Depreciation and amortization	2,227	2,312	9,129	8,955
Other (including debt prepayment penalties)	134	100	395	415
Total other expenses	3,741	3,912	15,336	15,265

Equity in income of joint ventures	$2,073	$1,681	$7,125	$6,168

	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	740,075	737,460	734,947	731,896	730,867
	849,987	847,372	844,859	841,808	840,779
Accumulated Depreciation	(143,931)	(136,671)	(129,364)	(121,865)	(114,277)
Net operating real estate assets	706,056	710,701	715,495	719,943	726,502
Properties under development and land	1,265	1,265	1,265	2,347	1,711
Cash and other assets, net	19,617	17,334	14,873	13,863	19,768
Total assets	$726,938	$729,300	$731,633	$736,153	$747,981

Notes payable	$518,716	$520,976	$524,155	$528,193	$526,950
Other liabilities	24,175	24,871	20,457	16,347	25,765
Total liabilities	542,891	545,847	544,612	544,540	552,715

Member's equity	184,047	183,453	187,021	191,613	195,266
Total liabilities and members' equity	$726,938	$729,300	$731,633	$736,153	$747,981

Company's equity investment	$30,254	$30,046	$31,142	$32,568	$33,698

Company's pro-rata share of debt	$162,358	$163,065	$164,061	$165,325	$164,935

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes (c)	7,283	7,283	7,278	7,278	7,278
Pro rata share of operating apartment homes	2,280	2,280	2,278	2,278	2,278

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) In August 2016, one of the funds completed the conversion of retail space to five apartment homes at one of it's operating properties.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2016 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 2/4/2017
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	The Camden	287	$133.7			4Q13	2Q16	4Q16	2Q17	88%	86%
	Hollywood, CA
2.	Camden Victory Park	423	84.6			4Q13	1Q16	3Q16	4Q17	80%	76%
	Dallas, TX

Total Completed Communities in Lease-Up		710	$218.3							83%	80%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 2/4/2017
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Gallery	323	$58.0	$58.4	$1.3	3Q13	1Q16	1Q17	2Q17	85%	83%
	Charlotte, NC
2.	Camden Lincoln Station	267	56.0	50.5	32.5	4Q14	4Q16	2Q17	1Q18	33%	22%
	Denver, CO
3.	Camden NoMa II	405	115.0	99.3	99.3	1Q15	2Q17	4Q17	4Q19
	Washington, DC
4.	Camden Shady Grove	457	116.0	90.3	90.3	2Q15	1Q17	1Q18	4Q19
	Rockville, MD
5.	Camden McGowen Station	315	90.0	35.6	35.6	4Q14	4Q17	2Q18	3Q19
	Houston, TX
6.	Camden Washingtonian	365	90.0	31.8	31.8	3Q16	2Q18	4Q18	4Q19
	Gaithersburg, MD
7.	Camden North End I	441	105.0	25.5	25.5	4Q16	2Q18	2Q19	2Q20
	Phoenix, AZ

Total Development Communities		2,573	$630.0	$391.4	$316.3					62%	55%

Additional Development Pipeline & Land (a)					126.0

Total Properties Under Development and Land (per Balance Sheet)					$442.3

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q16 NOI
Communities that Stabilized During Quarter								$68.0	$1.0
Completed Communities in Lease-Up								218.3	2.0
Development Communities in Lease-Up								108.9	0.8
Total Development Communities NOI Contribution								$395.2	$3.8

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2016 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Grandview II	28	$21.0	$6.1
	Charlotte, NC
2.	Camden Buckhead	375	104.0	14.8
	Atlanta, GA
3.	Camden RiNo	230	70.0	17.0
	Denver, CO
4.	Camden Gallery II	5	3.0	1.0
	Charlotte, NC
5.	Camden Arts District	354	150.0	16.8
	Los Angeles, CA
6.	Camden Conte (b)	519	170.0	22.4
	Houston, TX
7.	Camden North End II	326	73.0	11.5
	Phoenix, AZ
8.	Camden Atlantic	286	62.0	14.2
	Plantation, FL
9.	Camden Paces III	350	100.0	11.1
	Atlanta, GA

Development Pipeline		2,473	$753.0	$114.9

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Phoenix, AZ (c)	14.0		$11.1

Land Holdings/Other		14.0		$11.1

Total Development Pipeline and Land				$126.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Anticipated to be developed in two phases. The estimated units, estimated cost, and cost to date represent all phases.

(c) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2016 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Las Vegas Portfolio (a)	Las Vegas, NV	$630.0	4,918 Homes	$874	23 years	4/26/2016
2.	Camden Westshore	Tampa, FL	39.0	278 Homes	1,026	30 years	6/28/2016
3.	Camden Clearbrook	Frederick, MD	61.0	297 Homes	1,373	9 years	7/11/2016
4.	Camden Summerfield	Landover, MD	67.0	291 Homes	1,648	8 years	7/11/2016
5.	Camden Summerfield II	Landover, MD	43.0	187 Homes	1,627	4 years	7/11/2016
6.	Camden Woods	Tampa, FL	58.0	444 Homes	1,030	30 years	8/9/2016
7.	Camden Renaissance	Altamonte Springs, FL	78.9	578 Homes	979	19 years	8/22/2016
8.	Camden Parkside	Fullerton, CA	95.6	421 Homes	1,496	44 years	8/31/2016
9.	Camden Lakes	St. Petersburg, FL	80.9	688 Homes	899	34 years	9/27/2016

Total/Average Dispositions			$1,153.4	8,102 Homes	$993	23 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Grandview II	Charlotte, NC	$4.1	2.0	2/23/2016
2.	Camden Gallery (b)	Charlotte, NC	0.8	0.2	6/15/2016
3.	Camden RiNo	Denver, CO	15.0	2.4	9/8/2016

Total/Average Land Acquisitions			$19.9	4.6 Acres

(a) Includes retail center and 19.6 acres of land.

(b) Additional outparcel of an existing development.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2016:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2017 (b)	($1,247)	$30,546	$246,750	$276,049	11.1%	5.4%
2018	(1,159)	175,000	—	173,841	7.0%	1.2%
2019	(957)	644,107	—	643,150	25.9%	5.4%
2020	(1,134)	—	—	(1,134)	—%	N/A
2021	(923)	—	250,000	249,077	10.0%	4.8%
2022	(711)	—	350,000	349,289	14.1%	3.2%
2023	238	—	250,000	250,238	10.1%	5.1%
2024	887	—	500,000	500,887	20.2%	4.0%
Thereafter	39,191	—	—	39,191	1.6%	4.4%
Total Maturing Debt	$34,185	$849,653	$1,596,750	$2,480,588	100.0%	4.4%

Unsecured Line of Credit	$—	$—	$—	$—	—%	—%
Total Debt	$34,185	$849,653	$1,596,750	$2,480,588	100.0%	4.4%

Weighted Average Maturity of Debt		4.7 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$205,691	8.3%	1.4%	1.5 Years
Fixed rate debt	2,274,897	91.7%	4.7%	5.0 Years
Total	$2,480,588	100.0%	4.4%	4.7 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,583,236	63.8%	4.4%	5.4 Years
Secured debt	897,352	36.2%	4.4%	3.6 Years
Total	$2,480,588	100.0%	4.4%	4.7 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$691,661	77.1%	5.3%	4.3 Years
Conventional variable-rate mortgage debt	175,000	19.5%	1.2%	1.8 Years
Tax exempt variable rate debt	30,691	3.4%	2.2%	0.1 Years
Total	$897,352	100.0%	4.4%	3.6 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	4Q16 NOI	% of Total
Unencumbered real estate assets	35,662	74.2%	$5,777,827	78.3%	$105,555	73.6%
Encumbered real estate assets	12,421	25.8%	1,598,863	21.7%	37,908	26.4%
Total	48,083	100.0%	$7,376,690	100.0%	$143,463	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.6x

(a) Includes all available extension options.

(b) Subsequent to December 31, 2016, we gave notice of advance repayment on our tax-exempt secured note payable of approximately $30.7 million in February 2017, which was initially due to mature in 2028. This table reflects this repayment in 2017.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2017 AND 2018:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2017 (a)	($253)	$30,546	$—	$30,293	2.2%
2Q 2017	(354)	—	246,750	246,396	5.8%
3Q 2017	(322)	—	—	(322)	N/A
4Q 2017	(318)	—	—	(318)	N/A
2017	($1,247)	$30,546	$246,750	$276,049	5.4%

1Q 2018	($313)	$—	$—	($313)	N/A
2Q 2018	(318)	—	—	(318)	N/A
3Q 2018	(291)	175,000	—	174,709	1.2%
4Q 2018	(237)	—	—	(237)	N/A
2018	($1,159)	$175,000	$—	$173,841	1.2%

(a) Subsequent to December 31, 2016, we gave notice of advance repayment on our tax-exempt secured note payable of approximately $30.7 million in February 2017, which was initially due to mature in 2028. This table reflects this repayment in 2017.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	23%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	429%	Yes

Unsecured Debt to Gross Asset Value	<	60%	19%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	32%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	394%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	450%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2016:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2017	$1,821	$43,664	$45,485	28.0%	3.3%
2018	630	50,818	51,448	31.7%	4.0%
2019	282	7,383	7,665	4.7%	4.2%
2020	92	—	92	0.1%	N/A
2021	(43)	5,160	5,117	3.1%	4.8%
2022	(55)	—	(55)	—%	N/A
2023	(56)	—	(56)	—%	N/A
2024	(57)	—	(57)	—%	N/A
Thereafter	(87)	52,235	52,148	32.1%	2.6%
Total Debt	$2,527	$159,260	$161,787	99.7%	3.4%

Unsecured lines of credit (b)	$—	$571	$571	0.3%	3.5%
	$2,527	$159,831	$162,358	100.0%	3.4%

Weighted Average Maturity of Debt		3.8 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$87,345	53.8%	2.6%	5.9 Years
Fixed rate debt		75,013	46.2%	4.3%	1.4 Years
Total		$162,358	100.0%	3.4%	3.8 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$75,013	46.2%	4.3%	1.4 Years
Conventional variable-rate mortgage debt		67,950	41.8%	2.7%	7.3 Years
Variable-rate construction loans		18,824	11.6%	2.3%	0.9 Years
Unsecured lines of credit		571	0.4%	3.5%	0.1 Years
Total		$162,358	100.0%	3.4%	3.8 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$849,987
Land		0	1,265
Total		7,283	$851,252

(a) Includes all available extension options.

(b) As of December 31, 2016 these borrowings were drawn under the lines of credit with $10.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2017 AND 2018:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
1Q 2017 (b)	$673	$18,336	$19,009	3.0%
2Q 2017	386	15,979	16,365	3.0%
3Q 2017	384	4,991	5,375	4.8%
4Q 2017	378	4,929	5,307	4.5%
2017	$1,821	$44,235	$46,056	3.3%

1Q 2018	$283	$21,417	$21,700	4.5%
2Q 2018	158	29,401	29,559	3.6%
3Q 2018	93	—	93	N/A
4Q 2018	96	—	96	N/A
2018	$630	$50,818	$51,448	4.0%

(a) Includes all available extension options.

(b) 1Q 2017 maturities includes unsecured lines of credit with $571 (Camden's pro-rata share) outstanding as of December 31, 2016. The lines of credit have $10.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth Quarter 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,278	$50	$486	$11
Appliances	9.5	years	512	11	203	4
Painting	—		—	—	1,362	30
Cabinetry/Countertops	10.0	years	152	3	—	—
Other	9.1	years	1,109	24	543	12
Exteriors
Painting	5.0	years	631	14	—	—
Carpentry	10.0	years	262	6	—	—
Landscaping	5.6	years	1,093	24	1,996	44
Roofing	18.3	years	642	14	96	2
Site Drainage	10.0	years	422	9	—	—
Fencing/Stair	10.0	years	757	17	—	—
Other (c)	7.3	years	2,712	60	2,449	54
Common Areas
Mech., Elec., Plumbing	9.3	years	2,433	54	1,329	29
Parking/Paving	4.6	years	527	12	—	—
Pool/Exercise/Facility	8.3	years	1,945	43	333	7
Total Recurring (d)			$15,475	$341	$8,797	$193
Weighted Average Apartment Homes				45,455		45,455

Non-recurring capitalized expenditures (e)			$3,728

Revenue Enhancing Expenditures (f)	10.0	years	$5,097	$10,509
Revenue Enhanced Apartment Homes				485

	Year to date 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$9,307	$198	$3,050	$65
Appliances	9.5	years	2,378	51	985	21
Painting	—		—	—	6,101	130
Cabinetry/Countertops	10.0	years	880	19	—	—
Other	9.1	years	4,528	96	2,028	43
Exteriors
Painting	5.0	years	3,408	73	—	—
Carpentry	10.0	years	957	20	—	—
Landscaping	5.6	years	2,483	53	10,002	213
Roofing	18.3	years	2,765	59	342	7
Site Drainage	10.0	years	579	12	—	—
Fencing/Stair	10.0	years	1,800	38	—	—
Other (c)	7.3	years	9,786	209	11,921	254
Common Areas
Mech., Elec., Plumbing	9.3	years	9,940	212	5,800	124
Parking/Paving	4.6	years	2,393	51	—	—
Pool/Exercise/Facility	8.3	years	7,880	168	1,414	30
Total Recurring (d)			$59,084	$1,259	$41,643	$887
Weighted Average Apartment Homes				46,934		46,934

Non-recurring capitalized expenditures (e)			$9,715

Revenue Enhancing Expenditures (f)	10.0	years	$18,330	$10,602
Revenue Enhanced Apartment Homes				1,729

(a) Includes discontinued operations. Capital expenditures for discontinued operations were $0 and $1,892 for the three and twelve months ended December 31, 2016. Maintenance expenses were $0 and $1,157 for the same periods.
(b) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2016.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(e) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2016 in addition to other, non-routine items.
(f) Represents capital expenditures for the three and twelve months ended December 31, 2016 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2017 FINANCIAL OUTLOOK
AS OF FEBRUARY 7, 2017

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$4.46 - $4.66

"Same Property" Communities
Number of Units	41,988
2016 Base Net Operating Income	$501 million
Total Revenue Growth	2.30% - 3.30%
Total Expense Growth	4.00% - 5.00%
Net Operating Income Growth	0.80% - 2.80%
Impact from 1% change in NOI Growth is approximately $0.054 / share

Physical Occupancy	94.9%

Capitalized Expenditures
Recurring	$60 - $64 million
Revenue Enhancing Capex and Repositions (a)	$24 - $28 million

Acquisitions/Dispositions
Disposition Volume (consolidated on balance sheet)	$0 - $200 million
Acquisition Volume (consolidated on balance sheet)	$0 - $200 million

Development
Development Starts (consolidated on balance sheet)	$100 - $300 million
Development Spend (consolidated on balance sheet)	$170 - $200 million

Equity in Income of Joint Ventures (FFO)	$15 - $17 million

Non-Property Income
Non-Property Income, Net	$4 - $6 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense	$46 - $50 million
Property management expense	$26 - $28 million
Corporate G&A Depreciation/Amortization	$6 - $8 million

Capital
Expected Capital Transactions	$0 - $300 million
Expensed Interest	$88 - $92 million
Capitalized Interest	$14 - $16 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades or other new amenities.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Net income attributable to common shareholders	$40,893	$60,593	$819,823	$249,315
Real estate depreciation and amortization	61,214	60,084	243,908	234,966
Real estate depreciation from discontinued operations	—	4,202	4,327	16,138
Adjustments for unconsolidated joint ventures	2,250	2,364	9,194	9,146
Income allocated to non-controlling interests	1,187	1,209	18,403	8,947
Gain on sale of operating properties, net of tax	—	(18,870)	(294,954)	(104,015)
Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Funds from operations	$105,544	$109,582	$425,464	$414,497

Less: recurring capitalized expenditures	(15,475)	(17,429)	(59,084)	(64,169)

Adjusted funds from operations	$90,069	$92,153	$366,380	$350,328

Weighted average number of common shares outstanding:
EPS diluted	90,844	90,418	89,903	89,490
FFO/AFFO diluted	91,926	91,502	91,794	91,386

Total earnings per common share - diluted	$0.45	$0.67	$9.05	$2.76
FFO per common share - diluted	$1.15	$1.20	$4.64	$4.54
AFFO per common share - diluted	$0.98	$1.01	$3.99	$3.83

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.36	$0.40	$1.59	$1.79
Expected real estate depreciation and amortization	0.67	0.67	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.06	$1.10	$4.46	$4.66

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Net income	$42,080	$61,802	$838,226	$258,262
Less: Fee and asset management income	(1,641)	(1,916)	(6,864)	(6,999)
Less: Interest and other income	(836)	(289)	(2,202)	(597)
Less: Income/(loss) on deferred compensation plans	(730)	(1,607)	(5,511)	264
Plus: Property management expense	5,978	5,632	25,125	23,055
Plus: Fee and asset management expense	987	1,318	3,848	4,742
Plus: General and administrative expense	12,579	13,113	47,415	46,233
Plus: Interest expense	23,209	23,740	93,145	97,312
Plus: Depreciation and amortization expense	62,767	61,684	250,146	240,944
Plus: Expense/(benefit) on deferred compensation plans	730	1,607	5,511	(264)
Less: Gain on sale of operating properties, including land	—	(19,096)	(295,397)	(104,288)
Less: Equity in income of joint ventures	(2,073)	(1,681)	(7,125)	(6,168)
Plus: Income tax expense	413	538	1,617	1,872
Less: Income from discontinued operations	—	(4,918)	(7,605)	(19,750)
Less: Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Net Operating Income (NOI)	$143,463	$139,927	$565,092	$534,618

"Same Property" Communities	$124,414	$118,336	$482,333	$460,246
Non-"Same Property" Communities	15,233	12,683	53,603	37,427
Development and Lease-Up Communities	2,763	1	5,036	(7)
Dispositions/Other	1,053	8,907	24,120	36,952
Net Operating Income (NOI)	$143,463	$139,927	$565,092	$534,618

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Net income attributable to common shareholders	$40,893	$60,593	$819,823	$249,315
Plus: Interest expense	23,209	23,740	93,145	97,312
Plus: Depreciation and amortization expense	62,767	61,684	250,146	240,944
Plus: Income allocated to non-controlling interests from continuing operations	1,187	1,209	18,403	8,947
Plus: Income tax expense	413	538	1,617	1,872
Plus: Real estate depreciation from discontinued operations	—	4,202	4,327	16,138
Less: Gain on sale of operating properties, including land	—	(19,096)	(295,397)	(104,288)
Less: Equity in income of joint ventures	(2,073)	(1,681)	(7,125)	(6,168)
Less: Gain on sale of discontinued operations, net of tax	—	—	(375,237)	—
Adjusted EBITDA	$126,396	$131,189	$509,702	$504,072

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q1 '17	Q2 '17	Q3 '17	Q4 '17
Earnings Release & Conference Call		Early May	Late July	Late October	Early February

Dividend Information - Common Shares:	Q1 '16	Q2 '16	Q3 '16	Special Q3 '16	Q4 '16
Declaration Date	1/28/2016	6/15/2016	9/12/2016	9/12/2016	12/2/2016
Record Date	3/31/2016	6/30/2016	9/30/2016	9/23/2016	12/16/2016
Payment Date	4/18/2016	7/18/2016	10/17/2017	9/30/2016	1/17/2017
Distributions Per Share	$0.75	$0.75	$0.75	$4.25	$0.75

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2016

(Unaudited)							4Q16 Avg Monthly		4Q16 Avg Monthly
			Year Placed	Average	Apartment	4Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2015	1,146	380	93%	$1,284	$1.12	$1,474	$1.29
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,096	1.39	1,369	1.74
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	1,509	1.46	1,788	1.73
Camden Hayden	Tempe	AZ	2015	1,043	234	94%	1,414	1.36	1,653	1.59
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,164	1.09	1,414	1.32
Camden Montierra	Scottsdale	AZ	1999	1,071	249	95%	1,266	1.18	1,515	1.42
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	1,022	1.11	1,240	1.34
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,156	1.17	1,380	1.40
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,166	1.12	1,433	1.38
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	94%	1,448	1.11	1,732	1.33
TOTAL ARIZONA	10	Properties		1,030	2,929	95%	1,229	1.19	1,472	1.43

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,955	1.94	2,160	2.14
Camden Glendale	Glendale	CA	2015	882	303	95%	2,238	2.54	2,405	2.73
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,466	2.51	2,654	2.70
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,040	2.02	2,291	2.27
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	1,680	2.11	1,887	2.37
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,883	2.11	2,025	2.27
The Camden (1)	Hollywood	CA	2016	768	287	Lease-Up	3,062	3.99	3,024	3.94
Total Los Angeles/Orange County	7	Properties		899	2,658	95%	2,144	2.38	2,298	2.55

Camden Landmark	Ontario	CA	2006	982	469	93%	1,521	1.55	1,698	1.73
Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,960	1.89	2,161	2.08
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,824	1.90	2,094	2.18
Camden Tuscany	San Diego	CA	2003	896	160	97%	2,532	2.83	2,791	3.11
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,550	1.47	1,836	1.74
Total San Diego/Inland Empire	5	Properties		992	1,665	95%	1,792	1.81	2,025	2.04

TOTAL CALIFORNIA	12	Properties		935	4,323	95%	2,008	2.15	2,191	2.34

Camden Belleview Station	Denver	CO	2009	888	270	94%	1,391	1.57	1,559	1.76
Camden Caley	Englewood	CO	2000	925	218	96%	1,347	1.46	1,592	1.72
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,583	1.56	1,825	1.80
Camden Flatirons	Denver	CO	2015	960	424	94%	1,482	1.54	1,734	1.81
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,614	1.40	1,839	1.60
Camden Interlocken	Broomfield	CO	1999	1,010	340	96%	1,487	1.47	1,726	1.71
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,421	1.52	1,664	1.79
TOTAL COLORADO	7	Properties		985	2,365	95%	1,481	1.50	1,714	1.74

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	94%	1,572	1.48	1,814	1.71
Camden College Park	College Park	MD	2008	942	508	93%	1,533	1.63	1,798	1.91
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,647	1.68	1,896	1.94
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,733	1.64	2,011	1.90
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,794	1.92	2,009	2.15
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,737	1.74	1,997	2.01
Camden Grand Parc	Washington	DC	2002	674	105	97%	2,431	3.62	2,694	4.01
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,501	1.49	1,738	1.73
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	95%	1,623	1.58	1,847	1.80
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,530	1.79	1,762	2.06
Camden NoMa	Washington	DC	2014	770	321	94%	2,207	2.87	2,509	3.26
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	1,986	2.38	2,247	2.69
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,647	3.09	2,962	3.46
Camden Russett	Laurel	MD	2000	992	426	93%	1,452	1.46	1,669	1.68
Camden Silo Creek	Ashburn	VA	2004	975	284	95%	1,482	1.52	1,731	1.77
Camden South Capitol (2)	Washington	DC	2013	821	281	94%	2,179	2.70	2,520	3.12
TOTAL DC METRO	16	Properties		940	5,635	95%	1,741	1.85	1,998	2.13

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,989	1.79	2,300	2.07
Camden Boca Raton	Boca Raton	FL	2014	843	261	95%	1,954	2.32	2,163	2.57
Camden Brickell	Miami	FL	2003	937	405	96%	2,070	2.21	2,253	2.40
Camden Doral	Miami	FL	1999	1,120	260	97%	1,896	1.69	2,140	1.91
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	2,020	1.61	2,235	1.78
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,054	1.97	2,287	2.19
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,623	1.35	1,884	1.57
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,622	1.46	1,883	1.69
Total Southeast Florida	8	Properties		1,079	2,781	96%	$1,893	$1.75	$2,135	$1.98

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2016

(Unaudited)							4Q16 Avg Monthly		4Q16 Avg Monthly
			Year Placed	Average	Apartment	4Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,307	$1.22	$1,538	$1.43
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,168	1.22	1,385	1.45
Camden LaVina	Orlando	FL	2012	970	420	95%	1,204	1.24	1,417	1.46
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,115	1.19	1,343	1.43
Camden Orange Court	Orlando	FL	2008	817	268	94%	1,298	1.59	1,532	1.88
Camden Town Square	Orlando	FL	2012	986	438	96%	1,260	1.28	1,439	1.46
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	95%	1,328	1.37	1,562	1.61
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,190	1.22	1,396	1.43
Total Orlando	8	Properties		962	2,962	96%	1,222	1.27	1,437	1.49

Camden Bay	Tampa	FL	1997/2001	943	760	95%	1,102	1.17	1,363	1.45
Camden Montague	Tampa	FL	2012	975	192	94%	1,234	1.27	1,491	1.53
Camden Preserve	Tampa	FL	1996	942	276	94%	1,320	1.40	1,545	1.64
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	1,132	1.11	1,387	1.36
Camden Visconti (2)	Tampa	FL	2007	1,125	450	95%	1,287	1.14	1,533	1.36
Camden Westchase Park	Tampa	FL	2012	992	348	95%	1,361	1.37	1,639	1.65
Total Tampa	6	Properties		998	2,378	95%	1,215	1.22	1,470	1.47

TOTAL FLORIDA	22	Properties		1,012	8,121	95%	1,450	1.43	1,687	1.67

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,304	1.42	1,516	1.66
Camden Creekstone	Atlanta	GA	2002	990	223	95%	1,226	1.24	1,362	1.38
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	1,333	1.12	1,603	1.35
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,249	1.24	1,467	1.46
Camden Fourth Ward	Atlanta	GA	2014	847	276	97%	1,617	1.91	1,835	2.17
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,386	1.48	1,615	1.73
Camden Paces	Atlanta	GA	2015	1,407	379	94%	2,523	1.79	2,791	1.98
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,225	1.19	1,480	1.44
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	93%	1,481	1.46	1,658	1.63
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,193	1.04	1,423	1.25
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,256	1.26	1,480	1.48
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	954	0.95	1,145	1.13
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,304	1.45	1,462	1.62
TOTAL GEORGIA	13	Properties		1,026	4,246	95%	1,400	1.37	1,612	1.57

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,230	1.17	1,446	1.38
Camden Cotton Mills	Charlotte	NC	2002	905	180	94%	1,447	1.60	1,655	1.83
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,442	1.68	1,666	1.94
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,151	1.11	1,377	1.33
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,014	1.08	1,234	1.31
Camden Foxcroft II (3)	Charlotte	NC	1985	874	100	95%	1,110	1.27	1,342	1.54
Camden Grandview	Charlotte	NC	2000	1,059	266	94%	1,610	1.52	1,803	1.70
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,085	1.12	1,325	1.36
Camden South End	Charlotte	NC	2003	882	299	97%	1,351	1.53	1,541	1.75
Camden Southline (2)	Charlotte	NC	2015	831	266	94%	1,464	1.76	1,673	2.01
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,280	1.17	1,493	1.36
Camden Touchstone	Charlotte	NC	1986	899	132	96%	995	1.11	1,150	1.28
Total Charlotte	12	Properties		966	2,753	95%	1,282	1.33	1,493	1.55

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	95%	1,127	1.12	1,232	1.22
Camden Crest	Raleigh	NC	2001	1,013	438	93%	994	0.98	1,207	1.19
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	95%	1,029	0.98	1,266	1.21
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,067	1.00	1,295	1.22
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,025	1.06	1,246	1.29
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	1,175	1.11	1,426	1.35
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	942	0.97	1,124	1.16
Camden Westwood	Morrisville	NC	1999	1,027	354	93%	1,007	0.98	1,220	1.19
Total Raleigh	8	Properties		1,016	3,054	94%	1,041	1.02	1,247	1.23

TOTAL NORTH CAROLINA	20	Properties		992	5,807	95%	1,155	1.16	1,364	1.37

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2016

(Unaudited)							4Q16 Avg Monthly		4Q16 Avg Monthly
			Year Placed	Average	Apartment	4Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	95%	$1,060	$1.23	$1,314	$1.52
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	95%	1,121	1.23	1,380	1.52
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	1,120	1.27	1,245	1.41
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,241	1.36	1,514	1.66
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,362	1.43	1,605	1.68
Camden Huntingdon	Austin	TX	1995	903	398	94%	1,097	1.21	1,367	1.51
Camden La Frontera	Austin	TX	2015	901	300	94%	1,208	1.34	1,455	1.61
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,474	1.76	1,699	2.03
Camden Shadow Brook (2)	Austin	TX	2009	909	496	95%	1,127	1.24	1,275	1.40
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,222	1.35	1,448	1.60
Total Austin	10	Properties		899	3,360	95%	1,201	1.33	1,424	1.58

Camden Breakers	Corpus Christi	TX	1996	868	288	92%	1,132	1.30	1,391	1.60
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	866	1.12	1,059	1.37
Camden Miramar (4)	Corpus Christi	TX	1994-2014	494	1,005	100%	1,236	2.50	1,346	2.72
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	93%	1,228	1.16	1,407	1.33
Total Corpus Christi	4	Properties		681	1,907	92%	1,153	1.69	1,311	1.93

Camden Addison	Addison	TX	1996	942	456	96%	1,157	1.23	1,353	1.44
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,440	1.52	1,611	1.70
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,170	1.27	1,404	1.53
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,087	1.19	1,282	1.41
Camden Cimarron	Irving	TX	1992	772	286	97%	1,130	1.46	1,365	1.77
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,364	1.45	1,480	1.58
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,288	1.38	1,505	1.61
Camden Henderson	Dallas	TX	2012	967	106	96%	1,543	1.60	1,784	1.84
Camden Legacy Creek	Plano	TX	1995	831	240	95%	1,206	1.45	1,413	1.70
Camden Legacy Park	Plano	TX	1996	871	276	97%	1,209	1.39	1,408	1.62
Camden Panther Creek (2)	Frisco	TX	2009	946	295	95%	1,189	1.26	1,371	1.45
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	95%	1,374	1.40	1,514	1.54
Camden Valley Park	Irving	TX	1986	743	516	96%	1,052	1.42	1,248	1.68
Camden Victory Park (1)	Dallas	TX	2016	861	423	Lease-Up	1,625	1.89	1,759	2.04
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,273	1.41	1,453	1.61

Camden City Centre	Houston	TX	2007	932	379	90%	1,541	1.65	1,789	1.92
Camden City Centre II	Houston	TX	2013	868	268	95%	1,608	1.85	1,835	2.11
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	93%	1,235	1.24	1,368	1.38
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	94%	1,242	1.16	1,359	1.26
Camden Grand Harbor (2)	Katy	TX	2008	959	300	94%	1,161	1.21	1,293	1.35
Camden Greenway	Houston	TX	1999	861	756	94%	1,389	1.61	1,613	1.87
Camden Heights (2)	Houston	TX	2004	927	352	93%	1,496	1.61	1,631	1.76
Camden Holly Springs	Houston	TX	1999	934	548	91%	1,234	1.32	1,454	1.56
Camden Midtown	Houston	TX	1999	844	337	90%	1,606	1.90	1,808	2.14
Camden Northpointe (2)	Tomball	TX	2008	940	384	94%	1,103	1.17	1,326	1.41
Camden Oak Crest	Houston	TX	2003	870	364	92%	1,124	1.29	1,281	1.47
Camden Park	Houston	TX	1995	866	288	93%	1,095	1.27	1,320	1.52
Camden Plaza	Houston	TX	2007	915	271	95%	1,558	1.70	1,751	1.91
Camden Post Oak	Houston	TX	2003	1,200	356	92%	2,506	2.09	2,625	2.19
Camden Royal Oaks	Houston	TX	2006	923	236	89%	1,308	1.42	1,379	1.49
Camden Royal Oaks II	Houston	TX	2012	1,054	104	88%	1,507	1.43	1,574	1.49
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	93%	1,201	1.11	1,322	1.22
Camden Stonebridge	Houston	TX	1993	845	204	92%	1,107	1.31	1,327	1.57
Camden Sugar Grove	Stafford	TX	1997	921	380	92%	1,157	1.26	1,345	1.46
Camden Travis Street	Houston	TX	2010	819	253	91%	1,511	1.85	1,712	2.09
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,441	1.67	1,655	1.92
Camden Whispering Oaks	Houston	TX	2008	934	274	93%	1,213	1.30	1,396	1.49
Camden Woodson Park (2)	Houston	TX	2008	916	248	95%	1,163	1.27	1,297	1.42
Camden Yorktown (2)	Houston	TX	2008	995	306	94%	1,155	1.16	1,343	1.35
Total Houston	24	Properties		930	8,434	93%	1,368	1.47	1,550	1.67

TOTAL TEXAS	52	Properties		892	19,367	94%	1,290	1.45	1,475	1.65

TOTAL PROPERTIES	152	Properties		953	52,793	95%	$1,421	$1.49	$1,632	$1.71
(1) Completed communities in lease-up as of December 31, 2016 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Camden Foxcroft II is the property formerly referred to as Camden Simsbury.
(4) Miramar is a student housing community which is excluded from total occupancy numbers.